UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2007

Aon Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 31, 2007, Aon Corporation (the “Company”) issued a press release (the “Earnings Press Release”) announcing its results of operations for the quarter and six months ended June 30, 2007.

A copy of the Earnings Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

On July 31, 2007, the Company also issued a press release (the “CICA Press Release”) announcing that it is considering strategic options for Combined Insurance Company of America and its subsidiaries.

A copy of the CICA Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)—(c)    Not applicable.

(d)            Exhibits:

Exhibit Number	Description of Exhibit
99.1	Earnings Press Release issued by the Company on July 31, 2007.

99.2	CICA Press Release issued by the Company on July 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

By:	/s/ David P. Bolger
David P. Bolger
Executive Vice President, Chief Financial Officer and
Chief Administrative Officer

Date: July 31, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Earnings Press Release issued by the Company on July 31, 2007.

99.2	CICA Press Release issued by the Company on July 31, 2007.